UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 7, 2024
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Aptiv PLC
(Exact name of registrant as specified in its charter)
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Jersey	001-35346	98-1029562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5 Hanover Quay
Grand Canal Dock
Dublin, D02 VY79, Ireland
(Address of Principal Executive Offices, Including Zip Code)
(Registrant’s Telephone Number, Including Area Code) 353-1-259-7013
(Former Name or Former Address, if Changed Since Last Report) N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.01 par value per share	APTV	New York Stock Exchange
1.500% Senior Notes due 2025	APTV	New York Stock Exchange
1.600% Senior Notes due 2028	APTV	New York Stock Exchange
4.350% Senior Notes due 2029	APTV	New York Stock Exchange
4.650% Senior Notes due 2029	APTV	New York Stock Exchange
3.250% Senior Notes due 2032	APTV	New York Stock Exchange
5.150% Senior Notes due 2034	APTV	New York Stock Exchange
4.250% Senior Notes due 2036	APTV	New York Stock Exchange
4.400% Senior Notes due 2046	APTV	New York Stock Exchange
5.400% Senior Notes due 2049	APTV	New York Stock Exchange
3.100% Senior Notes due 2051	APTV	New York Stock Exchange
4.150% Senior Notes due 2052	APTV	New York Stock Exchange
5.750% Senior Notes due 2054	APTV	New York Stock Exchange
6.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2054	APTV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 7, 2024, Aptiv PLC (“Aptiv” or the “Company”) issued a press release announcing several senior management changes. Effective November 8, 2024, Joseph R. Massaro, currently Aptiv’s Vice Chairman, Business Operations, and Chief Financial Officer will assume lead of the Engineered Components Group and will step down from his position as Chief Financial Officer. Mr. Massaro will be succeeded as Chief Financial Officer by Varun Laroyia, who has been named Executive Vice President and Chief Financial Officer effective November 8, 2024. William T. Presley, Vice Chairman and Chief Operating Officer, will step down from his role at Aptiv on November 22, 2024, to pursue other opportunities. Mr. Presley’s responsibilities will be assumed by other members of Aptiv’s management team.

Mr. Laroyia, age 53, joined Aptiv from LKQ Corporation, a leading provider of alternative and specialty parts to repair and accessorize automobiles and other vehicles, where he most recently served as Senior Advisor, following roles as Chief Executive Officer, LKQ Europe from 2022 to 2023 and Executive Vice President and Chief Financial Officer from 2017 to 2022. Prior to serving at LKQ, Mr. Laroyia served as Chief Financial Officer, Global Workplace Solutions for CBRE Group, Inc. from 2015 to 2017 and, prior to that, in a variety of roles of increasing responsibility at Johnson Controls, Gateway, General Electric and KPMG in Europe and North America.

Mr. Laroyia has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Laroyia and any other person pursuant to which he was selected as Chief Financial Officer. There are no family relationships between Mr. Laroyia and any director or executive officer of Aptiv.

The Compensation and Human Resources Committee of the Board approved the following compensation arrangements for Mr. Laroyia as Chief Financial Officer:

•Annual base salary of $850,000;
•Annual bonus target of 100% of base salary;
•A long-term incentive award with a target value of $4,050,000 in the form of 40% time-based vesting and 60% performance-based vesting restricted stock units, to be made under Aptiv’s existing 2024 Long-Term Incentive Plan;
•A one-time long-term incentive award with a target value of $3,000,000, in the form of time-based vesting restricted stock units, which will vest ratably over two years on the anniversary of the grant date, to be made under Aptiv’s existing 2024 Long-Term Incentive Plan; and
•A one-time cash signing bonus in the amount of $2,000,000, to be paid in two equal installments, the first to be paid within 45 days of Mr. Laroyia’s hire date and the second to be paid following Mr. Laroyia’s one-year anniversary with Aptiv, subject to continued employment.

The terms and conditions of Mr. Laroyia’s employment and compensation include certain post-service covenants, including non-compete and non-solicitation provisions.

No compensation adjustments in connection with Mr. Massaro’s new role were made. The terms and conditions of Mr. Massaro’s employment and compensation, including the application of his existing post-service covenants, including non-compete and non-solicitation provisions, continue to apply.

Item 9.01    Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit
Number	Description

99.1	Press Release Dated November 7, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 7, 2024	APTIV PLC

		By:	/s/ Katherine H. Ramundo
Katherine H. Ramundo
Executive Vice President, Chief Legal Officer, Chief Compliance Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release Dated November 7, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
5